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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): May 21, 2004

                                    DVI, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


         DELAWARE                   001-11077                 22-2722773
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      (State or Other              (Commission             (IRS Employer
Jurisdiction of Formation)         File Number)         Identification Number)


                        2500 YORK ROAD, JAMISON, PA 18929


       Registrant's Telephone Number, Including Area Code: (215) 488-5000

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  Other Events and Required FD Disclosure

On August 25, 2003, DVI, Inc. ("DVI"), together with DVI Financial Services Inc. ("DVI FS") and DVI Business Credit Corporation ("DVI BC") filed a petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware. On May 21, 2004, DVI, DVI FS and DVI BC filed their respective Monthly Operating Reports (the "Reports") with the U.S. Bankruptcy Court and the U.S. Trustee for the period from April 1, 2004 through April 30, 2004.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Exhibits

            99.1    -   DVI Financial Services Inc. Monthly Operating Report for
                        the period from April 1, 2004 to April 30, 2004.

            99.2    -   DVI Business Credit Corporation Monthly Operating Report
                        for the period from April 1, 2004 to April 30, 2004.

            99.3    -   DVI, Inc. Monthly Operating Report for the period from
                        April 1, 2004 to April 30, 2004.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           DVI, INC.

                                           By:     /s/ Montgomery W. Cornell
                                                   -------------------------
                                                   Montgomery W. Cornell
                                                   Chief Restructuring Officer

Dated: May 24, 2004